Summary Prospectus dated March 1, 2013

Eaton Vance Floating-Rate Advantage Fund

Class /Ticker     Advisers / EVFAX     A / EAFAX     B / EBFAX     C / ECFAX    I / EIFAX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 26 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	3.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investments)(1)	Advisers Class	Class A	Class B	Class C	Class I
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.60%	0.75%	n/a
Other Expenses(2)	0.51%	0.51%	0.53%	0.51%	0.45%
Total Annual Fund Operating Expenses	1.42%	1.42%	1.79%	1.92%	1.11%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

(2)

Includes interest expense of 0.41% for each Class.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$ 145	$ 449	$ 776	$ 1,702	$ 145	$ 449	$ 776	$ 1,702
Class A shares	$ 366	$ 664	$ 984	$ 1,889	$ 366	$ 664	$ 984	$ 1,889
Class B shares	$ 482	$ 763	$ 970	$ 2,008	$ 182	$ 563	$ 970	$ 2,008
Class C shares	$ 295	$ 603	$ 1,037	$ 2,243	$ 195	$ 603	$ 1,037	$ 2,243
Class I shares	$ 113	$ 353	$ 612	$ 1,352	$ 113	$ 353	$ 612	$ 1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”).  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).  The Fund also may borrow from banks for the purpose of acquiring additional income-producing investments (referred to as “leverage”).

The Fund may invest up to 35% of its net assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, Euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.  The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.  The Fund may engage in derivative transactions (such as futures contracts and options thereon, foreign currency exchange contracts and other currency hedging strategies, and interest rate swaps) to hedge against fluctuations in currency exchange rates and interest rates.

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. In managing the Fund, the investment adviser seeks to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Fund’s investment objective.

The Fund currently invests its assets in Senior Debt Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated

Eaton Vance Floating-Rate Advantage Fund

Summary Prospectus dated March 1, 2013

investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Borrowing Risk.  Borrowing cash to increase investments may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings.  Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements.  There can be no assurance that the use of borrowings will be successful.  In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount.  Borrowings involve additional expense to the Fund.

Interest Rate Risk.  As interest rates rise, the value of fixed income investments is likely to decline.  Conversely, when interest rates decline, the value of fixed income investments is likely to rise.  The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments.  Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile.  In a declining interest rate environment, prepayment of loans may increase.  In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign Investment Risk.  Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile.  Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance Floating-Rate Advantage Fund

Summary Prospectus dated March 1, 2013

The Fund is the successor to the operations of Eaton Vance Prime Rate Reserves (the “Predecessor Fund”), which also invested in the Portfolio.  The performance of each Class of shares prior to the commencement of operations on March 17, 2008 is that of the Predecessor Fund, adjusted to eliminate the early withdrawal charge applicable to the Predecessor Fund and to reflect any applicable sales charge or contingent deferred sales charge but is not otherwise adjusted to reflect differences in the expenses between the Predecessor Fund and each Class.  If such an adjustment were made, the Class performance would be different.

During the ten years ended December 31, 2012, the highest quarterly total return for Class A was 25.52% for the quarter ended June 30, 2009, and the lowest quarterly return was -30.53% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Advisers Class Return Before Taxes	10.53%	5.97%	5.40%
Class A Return Before Taxes	8.08%	5.50%	5.17%
Class A Return After Taxes on Distributions	6.15%	3.61%	3.38%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	5.23%	3.56%	3.35%
Class B Return Before Taxes	7.14%	5.68%	5.25%
Class C Return Before Taxes	8.89%	5.48%	5.16%
Class I Return Before Taxes	10.71%	6.22%	5.52%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.67%	5.67%	5.72%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The performance shown above for each Class for the period prior to March 17, 2008 is that of the Predecessor Fund adjusted to eliminate the early withdrawal charge applicable to the Predecessor Fund and to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses.   If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Scott H. Page, Vice President of BMR, has co-managed the Portfolio since 1996.

Craig P. Russ, Vice President of BMR, has co-managed the Portfolio since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Eaton Vance Floating-Rate Advantage Fund

Summary Prospectus dated March 1, 2013

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4341-3/13 FRASP	© 2013 Eaton Vance Management

Eaton Vance Floating-Rate Advantage Fund

5

Summary Prospectus dated March 1, 2013